                               STOCKHOLDERS' AGREEMENT

                           DATED AS OF _________ ___, 1997

                                        AMONG

                                TRAMMELL CROW COMPANY,
                               A DELAWARE CORPORATION,

                                         AND

                THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES HERETO

                               STOCKHOLDERS' AGREEMENT


    This Stockholders' Agreement (this "Agreement"), is made and entered into as of ___________, 1997, by and among Trammell Crow Company, a Delaware corporation (the "Company"), Crow Family Partnership, L.P. ("Crow"), J. McDonald Williams ("Williams") and the other parties listed on the signature pages hereto (the "Management Stockholders").

                                       RECITALS

    WHEREAS, following the merger of Trammell Crow Company, a Texas close corporation, with and into TCC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, both Crow and Williams will be owners of shares of Common Stock, $.01 par value, of the Company ("Common Stock");

    WHEREAS, the Company, Crow and Williams desire to enter into this Agreement to reflect certain understandings they have reached with respect to
(i) the registration under the Securities Act of 1933 (the "Securities Act") of shares of Common Stock owned by Crow, Williams and their assignees, (ii) notice with respect to certain private transfers of shares of Common Stock owned by Crow and Williams, (iii) the non-solicitation by each of the Company and Crow of the other's officer-level employees and (iv) the nomination for election to the Company's Board of Directors of a nominee of Crow, and the Management Stockholders wish to enter into this Agreement to reflect their agreement to vote in favor of such nominee;

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                           ARTICLE I - REGISTRATION RIGHTS

    1.1 DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings when used herein with initial capital letters:

         ADVICE:  As defined in Section 1.5 hereof.

         BLACKOUT PERIOD:  As defined in Section 1.5 hereof.

         CROW:  As defined in the Recitals hereof.

         COMMON STOCK:  As defined in the Recitals hereof.

         DEMAND NOTICE:  As defined in Section 1.2 hereof.

         DEMAND REGISTRATION:  As defined in Section 1.2 hereof.



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         EXCHANGE ACT:  The Securities Exchange Act of 1934.

         LOSSES:  As defined in Section 1.7 thereof.

         MANAGEMENT STOCKHOLDERS:  As defined in the Recitals hereof.

         NASDAQ:  As defined in Section 1.5(l) hereof.

         NOTICE:  As defined in Section 1.2(b) hereof.

         PIGGYBACK REGISTRATION:  As defined in Section 1.3 hereof.

         PROSPECTUS: The prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         REGISTRABLE SECURITIES: The Shares, together with (a) other shares of Common Stock held by Crow, Williams or their respective successors and assigns that are "restricted securities" (as such term is defined in Rule
144) and (b) other shares of Common Stock issuable upon conversion, exercise or exchange of other securities of the Company sold by the Company in a private transaction to Crow, Williams or any of their affiliates that are controlled by or under common control with Crow or Williams, from the respective original issuance thereof until, in the case of any such share of Common Stock, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it,(ii) it is saleable by the holder thereof pursuant to Rule 144(k), or (iii) it is distributed to the public by the holder thereof pursuant to Rule 144; provided, however, that any shares of Common Stock held by assignees of Crow that would otherwise be Registrable Securities shall cease to be Registrable Securities immediately upon the effectiveness of the Registration Statement filed on account of the sixth Underwritten Demand Registration effected hereunder if not included in such Registration Statement. A share of Common Stock shall not be deemed to be saleable by the holder thereof pursuant to Rule 144(k) while one or more of its affiliates is a director of the Company.

         REGISTRATION EXPENSES:  As defined in Section 1.6 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         RULE 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC:  The Securities and Exchange Commission.

         SECURITIES ACT:  As defined in the Recitals hereof.

         SHARES: All shares of Common Stock acquired by Crow or Williams pursuant to any of the transactions contemplated by the Agreement and Plan of Merger dated as of August __, 1997 and any shares of Common Stock acquired by either Crow or Williams prior to the consummation of such transactions.

         SHELF DEMAND REGISTRATION:  As defined in Section 1.2 (a) hereof.

         SPECIAL COUNSEL: In connection with any registration of Registrable Securities effected (or sought to be effected) hereunder, one counsel chosen by the holders of a majority of such Registrable Securities.

         UNDERWRITTEN DEMAND REGISTRATION. As defined in Section 1.2(a) hereof.

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         WILLIAMS:  As defined in the Recitals hereof.

    1.2  DEMAND REGISTRATION.

         (a) REQUESTS FOR REGISTRATION. At any time and from time to time one or more holders of Registrable Securities will have the right, by written notice delivered to the Company (a "Demand Notice"), to require the Company to register ( a "Demand Registration") Registrable Securities under and in accordance with the provisions of the Securities Act; PROVIDED, HOWEVER, that
(i) the Company shall have no obligation to file a Registration Statement on account of any Demand Registration prior to the first anniversary of the effectiveness of the Company's registration statement under the Exchange Act with respect to the Common Stock, (ii) the Company shall have no obligation to effect more than six Demand Registrations hereunder with respect to underwritten offerings (each, an "Underwritten Demand Registration") and shall be obligated to effect the sixth Underwritten Demand Registration hereunder only if it registers for sale at least all remaining Registrable Securities of Crow, (iii) no such Underwritten Demand Registration with respect to an underwritten offering may be required unless the total amount of Registrable Securities to be included in such Demand Registration has a market value of least $25,000,000 (calculated based on the closing sale price of such securities on the principal securities exchange on which such securities are listed on the business day immediately preceding the date of the Demand Notice) as of the time a Demand Notice is given, (iv) the Company shall not be obligated to register for sale pursuant to any Demand Registration that is not an Underwritten Demand Registration (a "Shelf Demand Registration") a number of Registrable Securities that exceeds the product of
(A) five multiplied by



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

(B) the maximum amount limitation prescribed by paragraph (e) (or successor provision) of Rule 144 as of the time the Demand Notice is given and (v) the Company shall have no obligation to (A) cause to be declared effective an Underwritten Demand Registration within nine months (or file such Registration Statement within seven months) after the effective date of the Registration Statement filed on account of the immediately preceding Demand Registration or (B) cause to be declared effective a Registration Statement relating to a Shelf Demand Registration within 12 months (or file such Registration Statement within ten months) after such effective date. Subject to the foregoing, there shall be no limit on the number of Shelf Demand Registrations that may be required pursuant to this Agreement. For purposes of clause (ii) above, a Demand Registration shall be deemed to have been effected if a Registration Statement has been filed on account of such Demand Registration and thereafter either the holders of Registrable Securities included therein elect not to pursue such Demand Registration or such Registration Statement is declared effective; provided that a Registration Statement that has not become effective shall not count against the number provided in clause (ii) above if the request therefor is withdrawn pursuant to Section 1.2(d).

         (b) FILING AND EFFECTIVENESS. Subject to Section 1.2(a) hereof, the Company will use all reasonable efforts to file a Registration Statement relating to any Demand Registration within 60 calendar days of the date on which the Demand Notice is given and will use all reasonable efforts to cause the same to be declared effective by the SEC as soon as possible, but in any event within 120 calendar days of the date on which the holders of Registrable Securities first give the Demand Notice required by Section 1.2(a) hereof with respect to such Demand Registration.

    All requests made pursuant to this Section 1.2 will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

    Nothing in this Article I shall prevent any holder of Registrable Securities from giving a Demand Notice pursuant to this Section 1.2 while any Registration Statement is in effect or during the period of any postponement pursuant to Section 1.2(b) or any Blackout Period.

    The Company will keep the Registration Statement filed in respect of any Shelf Demand Registration effective for a period of six months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Section 1.5 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

    Within ten calendar days after receipt of such Demand Notice, the Company will serve written notice thereof (the "Notice") to all other holders of Registrable Securities and will, subject to the provisions of Section 1.2(c) hereof, include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within 20 calendar days after the receipt of the Notice by the applicable holder. Subject to clause (iii) in the proviso in Section 1.2(a), the holders of Registrable Securities will be permitted to withdraw in good faith all or part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, in which event the Company will promptly amend or, if applicable, withdraw the related Registration Statement.

         (c) PRIORITY ON DEMAND REGISTRATION. If Registrable Securities are to be registered pursuant to a Demand Registration, the Company shall provide written notice to the other holders of Registrable Securities and will permit all such holders who request to be included in the Demand Registration to include any and all Registrable Securities held by such holders in such Demand Registration. Notwithstanding the foregoing, in the case of an Underwritten Demand Registration, if the managing underwriter or underwriters of the underwritten offering to which such Underwritten Demand Registration relates advise the holders of Registrable Securities that, in its or their opinion, the total amount of Registrable Securities that such holders intend to sell pursuant to such Underwritten Demand Registration exceeds the maximum amount that can be marketed (i) at a price reasonably related to the current market price of the Common Stock or (ii) without materially and adversely affecting such offering, then the number of Registrable Securities to be sold pursuant to such Demand Registration will, if necessary, be reduced and there will be included in such underwritten offering the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold at a price reasonably related to the current market price of the Common Stock and without materially and adversely affecting the success of such offering. Any reduction in Registrable Securities will be allocated PRO RATA among the holders of Registrable Securities on the basis of the amount of Registrable Securities requested to be included therein by each such holder. Any holders of Common Stock that are not Registrable Securities who are entitled to include their shares in a Demand Registration pursuant to "piggyback" rights granted by the Company in compliance with Section 1.3(c) shall have their shares excluded from the Demand Registration before any Registrable Securities are excluded pursuant to this Section 1.2(c).

         (d) POSTPONEMENT OF DEMAND REGISTRATION. The Company will be entitled to postpone the filing or the effectiveness of any Demand Registration for a reasonable period of time, if the Company determines, in the good faith exercise of the business judgment of its Board of Directors after consultation with counsel, that such registration and offering could materially interfere during such period with BONA FIDE financing plans of the Company or would require disclosure during such period of information, that if disclosed prematurely, could materially and adversely affect the Company; PROVIDED, HOWEVER, that the duration of all periods of Demand Registration postponement pursuant to this Section 1.2(d), together with the duration of all Blackout Periods referenced in the last paragraph of Section 1.5 hereof, shall not exceed 180 days during any 12-month period; and provided further, however, that the postponement of the filing period, pursuant to this Section 1.2(d), of any Underwritten Demand Registration and the first Shelf Demand Registration effected hereunder shall not exceed 90 days. If the Company postpones the filing of a Registration Statement, it will promptly notify the holders of Registrable Securities in writing when the events or circumstances permitting such postponement have ended. If the Company postpones the filing or effectiveness of a Registration Statement, the holders of Registrable Securities may elect to withdraw their request for such registration, and in the case of an Underwritten Demand Registration, such registration shall not be counted as one of the Underwritten Demand Registrations.

    1.3  PIGGYBACK REGISTRATION.

         (a) RIGHT TO PIGGYBACK. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering, whether or not for its account, of any class of equity securities, or securities convertible into, exchangeable for or exercisable for a class of equity securities of the Company (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto, (ii) filed in connection with an exchange offer solely to the Company's existing stockholders or (iii)filed solely in connection with an offering made solely to employees of the Company), then the Company will give written notice of such proposed filing to the holders of Registrable Securities at least 30 calendar days before the anticipated filing date. Such notice will offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 1.3(b) hereof, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein. The holders of Registrable Securities will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. The Company will cause the managing underwriter or underwriters of a proposed underwritten offering on behalf of the Company or others who have demanded such registration to permit holders of Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver an opinion to the holders of Registrable Securities to the effect that the total amount of securities which such holders and the Company or others who demanded such registration propose to include in such offering exceeds the maximum amount that can be marketed (i) at a price reasonably related to the current market price of the Common Stock or (ii) without materially and adversely affecting such offering, then the amount of securities to be included therein for the account of holders of Registrable Securities (allocated PRO RATA among such holders on the basis of the Registrable Securities requested to be included therein by each such holder) and other holders of Common Stock holding "piggyback" registration rights that are PARI PASSU with those of the holders of Registrable Securities granted in compliance with Section 1.3(c) will be reduced (pro rata among all such holders and to zero if necessary) to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters. The managing underwriter or underwriters, applying the same standard, may also (i) exclude entirely from such offering all Registrable Securities proposed to be included in such offering to the extent the Registrable Securities are not of the same class as securities of the Company included in such offering or (ii) exclude entirely from such offering (notwithstanding the last sentence of Section 1.3(a) above) any Registrable Securities as to which powers of attorney and/or custody arrangements reasonably satisfactory to such managing underwriter or underwriters and the Company are not established in a time frame reasonably satisfactory to such parties.

         (c) REGISTRATION OF SECURITIES OTHER THAN REGISTRABLE SECURITIES. Without the written consent of the holders of 90% of the then-outstanding Registrable Securities, the Company will not grant to any person the right (whether demand or piggyback) to request the Company to register any securities of the Company under the Securities Act; PROVIDED, HOWEVER, that (i) without the consent of the holders of Registrable Securities, the Company may grant pursuant to a separate agreement to any person piggyback registration rights on a PARI PASSU basis with those granted to the holders of Registrable Securities pursuant to Section 1.3 hereof and
(ii) with the consent of the holders of 66 2/3% of the then-outstanding Registrable Securities, the Company may grant pursuant to a separate agreement to any person demand registration rights to request the Company to register any securities of the Company under the Securities Act that are not more favorable to such person than the rights of a holder of Registrable Securities under this Agreement.

    1.4 RESTRICTIONS ON SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees (a) if such holder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters of an underwritten offering of shares of Common Stock or securities of any class that are convertible into or exchangeable or exercisable for shares of Common Stock, not to effect any public sale or distribution of any of the Company's securities of such class (except as part of such underwritten offering), including a sale pursuant to Rule 144, during the 10-calendar day period prior to, and during the 90-calendar day period beginning on, the closing date of such underwritten offering and (b) if requested, to execute a letter agreement to such effect for the benefit of the underwriters.

    1.5 REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Sections 1.2 and 1.3 hereof, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible, in each case, to the extent applicable:

         (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated thereby by reference), the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement, the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, the Special Counsel and such underwriters, and the Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object on a timely basis.

         (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 1.2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed



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

pursuant to Rule 424 (or any similar provisions then in effect) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

         (c) Notify the selling holders of Registrable Securities, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,(ii) of any request by the SEC or any other federal or state governmental authority for an amendment or supplement to a Registration Statement or related Prospectus or for additional information,(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,(iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 1.5(n) hereof (including any underwriting agreement) cease to be true and correct,(v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

         (d) Use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

         (e) If requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being registered, (i) incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holder agree should be included therein as may be required by applicable law, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company will not be required to take any actions under this Section 1.5(e) that are not, in the opinion of counsel for the Company, in compliance with the applicable laws.

         (f) Furnish to each selling holder of Registrable Securities, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such holder, counsel or underwriter).

         (g) Deliver to each selling holder of Registrable Securities, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Securities, to register or qualify and cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use all reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to any general service of process in any such jurisdiction in which it is not then so subject.

         (i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

         (j) Use all reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statements to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

         (k) Upon the occurrence of any event contemplated by Section 1.5(c)(vi) or 1.5(c)(vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (l) Use all reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ if the securities qualify to be so quoted; in each case, if requested by the holders of a majority of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any.

         (m) Prior to the effective date of the first Demand Registration or the first Piggyback Registration, whichever shall occur first,(i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

         (n) Enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the holders of a majority of the Registrable Securities being sold or, in the event of an underwritten offering, those requested by the managing underwriters) to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested;(ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to such selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to in Section 1.5(n)(i) hereof; (iii) use its best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

         (o) Make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

         (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

         (q) In connection with an offering pursuant to an Underwritten Demand Registration, cause appropriate members of its management to cooperate and participate on a customary basis in the underwriters' "road show" conferences related to such offering; PROVIDED, HOWEVER, that (i) such obligation to cooperate and participate shall be limited to such offerings, if any, in which the total amount of Registrable Securities included therein has a market value of at least $50,000,000 (calculated based on the closing sale price of such securities on the principal securities exchange on which such securities are listed on the business day immediately preceding the date of the Demand Notice), (ii) such obligation to cooperate and participate shall be limited to three such road shows in total, (iii) the Company shall not be obligated to participate in any road show for more than five business days and (iv) the Company shall not be obligated to participate in more than one such road show in any twelve month period.

    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

    Each holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 1.5(c)(ii), 1.5(c)(iii), 1.5(c)(v), 1.5(c)(vi) or 1.5(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 1.5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period prescribed in the third paragraph of
Section 1.2(b) hereof will be extended by the number of days during the time period (each, a "Blackout Period") from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (v) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (vi) the Advice. The duration of any Blackout Periods, together with the duration of all periods of Demand Registration postponement pursuant to
Section 1.2(d) hereof, shall not exceed 180 days during any 12-month period.

    1.6 REGISTRATION EXPENSES. (a) All fees and expenses incident to the performance of or compliance with Article I of this Agreement by the Company, whether or not any of the Registration Statements are filed or become effective, are referred to herein as "Registration Expenses." Registration Expenses will include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) of compliance with securities or "blue sky" laws (including without limitation fees and disbursements of counsel for the underwriters or selling holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Registrable Securities being sold may designate)), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company; (v) reasonable fees and disbursements of the Special Counsel for the sellers of the Registrable Securities, (vi) fees and disbursements of all independent certified public accountants referred to in Section 1.5(n)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vii) any fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the Bylaws of the National Association of Securities Dealers, Inc., (viii) Securities Act liability insurance if the Company so desires such insurance,
(ix) fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed, (x) all travel and other expenses of participation in underwriters' road shows in connection with Piggyback Registrations (to the extent not borne by the underwriters) and (xi) fees and expenses of all other persons retained by the Company. Registration Expenses shall not include the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit, nor shall Registration Expenses include any travel or other expenses of road shows in connection with Demand Registrations or any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement.

         (b) The Company shall bear all Registration Expenses incurred in connection with the first three Underwritten Demand Registrations effected (or sought to be effected) hereunder and all Shelf Demand Registrations and all Piggyback Registrations effected (or sought to be effected) hereunder. Registration Expenses relating to any subsequent Underwritten Demand Registration shall be borne 50% by the Company and 50% by the holders of the Registrable Securities included (or, if the Registration Statement is not filed, sought to be included) therein, pro rata based on the number of Registrable Securities of each such holder included (or, if the Registration Statement is not filed, sought to be included) therein. All travel and other expenses of participation in underwriters' road shows in connection with any Demand Registration shall be borne by the holders of the Registrable Securities included (or sought to be included) in the related Registration Statement, pro rata on the basis described in the immediately preceding sentence, and any underwriting discount or selling commission with respect to any sale of Registrable Securities pursuant to this Agreement shall be borne by the holders of the Registrable Securities selling such securities. In connection with any Demand Registration for which a portion of the Registration Expenses or road show expenses are to be borne by holders of Registrable Securities, the Company may require that such holders' portion of the Registration Expenses or road show expenses, or both (in any amount or amounts reasonably estimated by the Company), be advanced from time to time by such holders to the Company. All Registration Expenses incurred in connection with any Piggyback Registration and all of the Company's internal expenses and the expense of any annual audit shall be borne by the Company.

    1.7  INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein; PROVIDED, HOWEVER, that the Company will not be liable to any holder of Registrable Securities to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (i)(A) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of such holder of a Registrable Security to the person asserting the claim from which such Losses arise and (B) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (ii) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

         (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 1.7, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

         (d)  CONTRIBUTION.  If the indemnification provided for in this
Section 1.7 is unavailable to an indemnified party under Section 1.7(a) or 1.7(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 1.7(d), an indemnifying party that is a selling holder of Registrable Securities will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceed the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 1.7 will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder thereof or any termination of this Agreement.

    1.8 RULE 144. The Company will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and will cooperate with any holder of Registrable Securities (including without limitation by making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 1.8 will be deemed to require the Company to register any of its securities under any section of the Exchange Act.

    1.9 UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the managing underwriter(s) for the offering will be selected by the holders of a majority of the Registrable Securities included in the Demand Notice; PROVIDED, that each of such managing underwriters shall be reasonably satisfactory to the Company. If any Piggyback Registration is an underwritten offering, the Company will have the right to select the managing underwriter(s) for the offering.

    1.10 MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (b) AMENDMENTS AND WAIVERS. The provisions of Article I of this Agreement, including the provisions of this sentence may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of 90% of the then-outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least 662/3% of the Registrable Securities being sold by such holders; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (c) OWNER OF REGISTRABLE SECURITIES. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

         (d) SUCCESSORS OR ASSIGNS. The provisions of this Article I will inure to the benefit of and be binding upon the successors and assigns of each of Crow, Williams and the

Company (including any pledgee acquiring securities by foreclosure) and will inure to the benefit of each other holder of any Registrable Securities. Notwithstanding the foregoing, no transferee will have any of the rights granted under this Agreement (e) until such transferee shall have acknowledged its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations, (f) if the transferor notifies the Company in writing on or prior to such transfer that the transferee shall not have such rights, or (g) if such transferee was not a party to this Agreement on the date hereof (or an affiliate of a party hereto) and acquired Registrable Securities in open-market purchases or pursuant to an underwritten public offering.

                  ARTICLE II - PRIOR NOTICE OF PRIVATE SALE

    2.1 PRIOR NOTICE. Neither Crow nor any of its affiliates controlled by or under common control with Crow shall sell, except to such an affiliate, any shares of Common Stock owned beneficially or of record by it in a private transaction, whether effected with or without registration, or enter into any binding agreement to effect any such sale prior to the 15th day following the receipt by the Company of written notice in the form described below, nor shall Crow or any such affiliate sell any of such shares in a private transaction or enter into any binding agreement to effect any such sale after the 135th day following the receipt by the Company of such notice (without first giving to the Company another notice pursuant to this Section 2.1). Each notice required by this Section 2.1 shall state that Crow or its affiliate, as applicable, is considering the sale of shares of Common Stock beneficially owned by it in a private transaction and, to the extent then known and not subject to any non-disclosure obligation, shall identify the number of such shares it is considering selling and the identity of the prospective purchaser(s). All such notices shall be kept confidential by the Company.

    2.2 LEGEND. Each stock certificate representing shares of Common Stock owned beneficially or of record by Crow or any of its affiliates will bear the following legend:

         IN ACCORDANCE WITH A STOCKHOLDERS' AGREEMENT DATED AS OF ______________, 1997, BY AND AMONG THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS, NONE OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD IN A PRIVATE TRANSACTION, WHETHER EFFECTED WITH OR WITHOUT REGISTRATION, UNLESS WRITTEN NOTICE IN ACCORDANCE WITH SUCH AGREEMENT IS GIVEN TO THE ISSUER AT LEAST 15 DAYS PRIOR TO THE EARLIER OF EITHER SUCH SALE OR ANY BINDING AGREEMENT TO EFFECT ANY SUCH SALE, NOR MAY ANY SUCH SALE BE EFFECTED OR SUCH AGREEMENT MADE MORE THAN 135 DAYS AFTER THE GIVING OF SUCH NOTICE (WITHOUT FIRST GIVING ANOTHER NOTICE).

The Company shall remove such legend (or cause it to be removed) from the stock certificates representing any shares of Common Stock to be sold in any public transaction or to be sold in any private transaction in accordance with Section 2.1 or take such other action as may be required (with respect to such legend) to effect such transaction in accordance with Section 2.1.

    2.3 AMENDMENT. The provisions of this Article II shall be amended only by an instrument in writing executed by both the Company and Crow.


                 ARTICLE III - NON-SOLICITATION OF OFFICER EMPLOYEES
                                 WITHOUT PRIOR NOTICE

    3.1 NON-SOLICITATION. Crow covenants that, prior to the fifth anniversary of the date of this Agreement, neither it nor any affiliated entity controlled by or under common control with Crow (a "Crow Affiliate") shall, directly or indirectly,(a) initiate discussions with any officer-level employee of the Company or any of its affiliates (a "Company Employee") concerning potential employment of such Company Employee by Crow or any Crow Affiliate or (b) discuss with any Company Employee any terms of employment if the Company Employee initiates any such discussions, in either case without first giving notice to the Company's chief executive officer or, in his absence, any executive vice president (unless such Company Employee shall be the Company's chief executive officer, in which case such notice shall be given to another top level executive of the Company). The Company covenants that, prior to the fifth anniversary of this Agreement, neither it nor any affiliated entity controlled by or under common control with the Company (a "Company Affiliate") shall, directly or indirectly, (i) initiate discussions with any officer-level employee of Crow or any of its affiliates (a "Crow Employee") concerning potential employment of such Crow Employee by the Company or any Company Affiliate or (ii) discuss with any Crow Employee any terms of employment if the Crow Employee initiates any such discussions, in either case without first giving notice to Crow's chief executive officer or, in his absence, any executive vice president (unless such Crow Employee shall be Crow's chief executive officer, in which case such notice shall be given to another top level executive of Crow).

    3.2 PROHIBITION AGAINST HIRING IMPROPERLY SOLICITED EMPLOYEES. Crow covenants that if notice is not given in accordance with the foregoing requirements with respect to a Company Employee, neither it nor any Crow Affiliate shall engage or hire such Company Employee until the earlier of (a) the involuntary termination of such Company Employee's employment by his/her employer and (b) the first anniversary of the last incident in violation of the foregoing requirements with respect to such Crow Employee (it being understood that each recommencement of discussions in violation of the foregoing requirements without the giving of notice and each continuation of discussions without such notice having been given will be a new violation of the foregoing requirements). The Company covenants that if notice is not given in accordance with the foregoing requirements with respect to a Crow Employee, neither it nor any Company Affiliate shall engage or hire such Crow Employee until the earlier of (a) the involuntary termination of such Crow Employee's employment by his/her employer and (b) the first anniversary of the last incident in violation of the foregoing requirements with respect to such Company Employee (it being understood that each recommencement of discussions in violation of the foregoing requirements without the giving of notice and each continuation of discussions without such notice having been given will be a new violation of the foregoing requirements).

                      ARTICLE IV - NOMINATION OF CROW DIRECTOR;
                                   VOTING AGREEMENT

    4.1 NOMINATION. The Company agrees to nominate for election to its Board of Directors a nominee of Crow (the "Crow Nominee") such that at all times, if requested by Crow, the Company's Board of Directors contains one Crow Nominee. The Crow Nominee shall be designated by the Chief Executive Officer or Board of Directors (or the body effectively serving as such Board) of Crow Family Holdings, subject to the approval of such designee by the Company, which approval shall not be unreasonably withheld. Harlan R. Crow shall be the initial Crow Nominee. If the Crow Nominee should resign from the Company's Board of Directors or if the Crow Nominee should die or otherwise be removed from office, the Company shall nominate and use its best efforts to cause the resulting vacancy to be filled with another Crow Nominee similarly designated.

    4.2 VOTING AGREEMENT. Each of the Management Stockholders, by his execution of this Agreement, agrees to use his best efforts to cause the Crow Nominee to be elected or appointed in any and all elections or appointments of directors of the Company, including, without limitation, voting all shares of Common Stock over which he then exercises voting control in favor of the Crow Nominee in connection with any election of Company directors. Notwithstanding the immediately preceding sentence, no Management Stockholder who is a director of the Company will be required to cause the election of any Crow Nominee through action as such director if the Board of Directors of the Company determines in good faith, based as to legal matters on the advice of independent counsel, that the election or appointment of such Crow Nominee would be inconsistent with the fiduciary duty owed by such Board to all of the stockholders of the Company; provided that the foregoing shall not detract from the right of Crow to nominate another Crow Nominee for such position.

    4.3 NONASSIGNABILITY. The rights of Crow under this Article IV shall not be assignable.

    4.4 AMENDMENT. The provisions of this Article IV shall be amended only by an instrument in writing executed by both the Company and Crow; provided that no Management Stockholder shall be bound by any such amendment to which he has not consented.

    4.5 TERMINATION. The provisions of this Article IV shall terminate and be of no further force and effect on the first date on which the beneficial ownership of shares of Common Stock by Crow and its affiliates represents less than the lesser of (a) 12.5% of all then outstanding shares of such class and (b) 50% of the shares of Common Stock beneficially owned by Crow and its affiliates as of the date of execution of this Agreement; provided, however, that in no event shall the provisions of this Article IV survive beyond the first date on which the beneficial ownership of shares of Common Stock by Crow and its affiliates represents less than 5% of all then outstanding shares of such class.

                              ARTICLE V - MISCELLANEOUS

    5.1 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing and will be deemed to be given (a) when made, if made by hand delivery, (b) upon confirmation, if made by telecopier, or (c) one business day after being deposited with a reputable next-day courier, to the parties as follows:

              (i)  if to the Company, initially at:

                   2001 Ross Avenue
                   3400 Trammell Crow Center
                   Dallas, Texas 75201
                   Attention:  Chief Financial Officer
                   Telecopier Number:  (214) 863-3125

                   with a copy to:

                   Vinson & Elkins L.L.P.
                   2001 Ross Avenue
                   3700 Trammell Crow Center
                   Dallas, Texas  75201
                   Attention:  Derek R. McClain
                   Telecopier Number:  (214) 220-7716

    and thereafter at such other address or addresses, notice of which is given to the other parties hereto and the holders of Registrable Securities in accordance with the provisions of this Section 5.1;

              (ii) if to Crow, initially at:

                   2001 Ross Avenue
                   3200 Trammell Crow Center
                   Dallas, Texas 75201
                   Attention:  General Counsel
                   Telecopier Number:  (214) 863-4012

                   with a copy to:

                   Gibson, Dunn & Crutcher LLP
                   1717 Main Street
                   Dallas, Texas  75201-7390
                   Attention:  Irwin F. Sentilles, III
                   Telecopier Number:  (214) 698-3400
    and thereafter at such other address or addresses, notice of which is given to the Company in accordance with the provisions of this Section 5.1; and

              (iii) if to any holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 5.1.

    5.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

    5.3 HEADINGS. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

    5.4 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

    5.5 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be in the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

    5.6 REMEDIES. In the event of a breach by any party to this Agreement of its obligations hereunder, the other parties hereto, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to injunctive relief in respect of their rights under this Agreement. Each of the parties hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it or him of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for injunctive relief in respect of such breach, it or he will waive the defense that a remedy at law would be adequate.

    5.7 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the matters addressed herein by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such matters.

    5.8 ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

    5.9 INDEPENDENT AGREEMENTS. The parties acknowledge that the respective agreements contained in Articles I, II, III and IV hereof are to be construed as independent agreements of the respective parties bound thereby and benefiting therefrom. In no event shall any party be relieved of any obligation to perform an agreement under one Article to which it is bound as a result of a breach or alleged breach by any other party of an agreement under any other Article.

    5.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and will inure to the benefit of the parties hereto and, except as otherwise provided herein, their respective successors, assigns, heirs, executors and personal representatives; provided that none of the Management Stockholders shall have any rights or obligations under Articles I, II or III.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                             TRAMMELL CROW COMPANY
                             a Delaware corporation


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------



                             CROW FAMILY PARTNERSHIP, L.P.


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------



                             --------------------------------------------------
                             J. McDonald Williams



                             --------------------------------------------------
                             H. Pryor Blackwell



                             --------------------------------------------------
                             William F. Concannon



                             --------------------------------------------------
                             George L. Lippe



                             --------------------------------------------------
                             William C. Maddux

                             --------------------------------------------------
                             Asuka Nakahara



                             --------------------------------------------------
                             William Rothacker



                             --------------------------------------------------
                             Robert E. Sulentic